SEMIANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)



                               SEPTEMBER 30, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                      Value
                                  Equity Income



                                TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Value
           Performance & Portfolio Information ............................    3
           Management Q & A ...............................................    4
           Schedule of Investments ........................................    7
           Financial Highlights ...........................................   25

Equity Income
           Performance & Portfolio Information ............................   10
           Management Q & A ...............................................   11
           Schedule of Investments ........................................   14
           Financial Highlights ...........................................   28

Statements of Assets and Liabilities ......................................   17

Statements of Operations ..................................................   18

Statements of Changes in Net Assets .......................................   19

Notes to Financial Statements .............................................   20

Proxy Voting Results ......................................................   30

Share Class and Retirement
Account Information .......................................................   33

Background Information

           Investment Philosophy and Policies .............................   36

           Comparative Indices ............................................   36

           Investment Team Leaders ........................................   36

Glossary ..................................................................   37

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

               AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                    Value
                                Equity Income

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Steady economic growth and low inflation helped fuel the U.S. stock market during the six months ended September 30, 1997. The S&P 500 gained more than 26%, and the NASDAQ Composite Index rose nearly 38%.

* The market provided strong performance despite several brief setbacks. Driven largely by investor concern over the possibility of higher interest rates and historically high stock valuations, market volatility increased in late summer. The market experienced four consecutive hundred-point drops during August, and the S&P 500 fell more than 5% for the month.

* Investors turned to smaller companies near the end of the period when several blue chip companies announced slowing earnings prospects. The value style performed well during the large-cap correction in the third quarter, with the S&P 500 BARRA/Value index rising 9.16% compared with the S&P 500's 7.44% gain.

VALUE

* The fund performed well during the period, posting a 26.21% total return. It outperformed its benchmark, the S&P 500/BARRA Value Index, which returned 24.96%.

*     Returns  were  boosted by good stock  selection  in several  sectors  that
      performed  well,   including  food  and  beverage  companies,   banks  and
      department stores.

* The investment team reduced holdings in natural gas stocks as their prices rose in response to better-than-expected natural gas prices. The fund's weighting in technology stocks was also reduced after this sector rebounded strongly following a sell-off earlier this year.

* The fund continues to maintain meaningful positions in food and beverage, chemical and utility stocks.

EQUITY INCOME

*     The  fund  posted  a  strong  performance,   returning  24.01%.  The  fund
      outperformed its benchmark, the Lipper Equity Income Fund Index, which returned 21.80% during the period.

* Returns were enhanced by holdings in bank stocks, which continued to benefit from consolidation within the financial services industry, and from significant weightings in the paper and forest products sector.

* The fund also benefited from company merger and acquisition activity in several industries.

* Returns were boosted further by the fund's holdings in department store stocks, which benefited from an unanticipated upturn in sales of women's apparel.

* The fund maintained its yield by increasing its weighting in convertible securities, which were purchased on attractive terms.

                     VALUE
                INVESTOR CLASS(1)
TOTAL RETURNS:                  AS OF 9/30/97
     6 Months                    26.21%(2)
     1 Year                         37.80%
NET ASSETS:                   $2.4 billion
     (AS OF 9/30/97)
INCEPTION DATE:                     9/1/93
TICKER SYMBOL:                       TWVLX

                EQUITY INCOME
               INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 9/30/97
     6 Months                     24.01%(2)
     1 Year                          34.35%
NET ASSETS:                  $279.6 million
     (AS OF 9/30/97)
INCEPTION DATE:                      8/1/94
TICKER SYMBOL:                        TWEIX

(1) See Share Classes, page 33.

(2) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 37.


     SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

             [photo James E. Stowers, Jr. and James E. Stowers III]

    The six-month period ended September 30, 1997, was very rewarding for investors in the American Century Value and Equity Income funds. Value's total return for the period was 26.21%, and Equity Income followed closely with a 24.01% total return. These high returns were achieved in a low inflation, strong economic growth environment that was very favorable for U.S. equities. In the following pages, the investment team for the funds provides further details about the market and how these funds are managed.

    During the period, Equity Income completed its third year of operations, making it eligible for a Morningstar rating. Equity Income joined Value in receiving five stars, the top Morningstar rating, for their three-year performance as of September 30, 1997. Only 10% of the 2,143 domestic funds in their investment category received five stars.*

    The period also provided two significant corporate highlights. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, we will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system we pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate -- building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. No changes in portfolio managers, investment policies, fees or expenses are anticipated as a result of this transaction. American Century's corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


*These Morningstar proprietary ratings reflect historical, risk-adjusted performance for investment periods ended September 30, 1997. The ratings, which may change monthly, are calculated from the funds' average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below the Treasury bill returns. Past performance is no guarantee of future results.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                                                           VALUE

 TOTAL RETURNS AS OF SEPTEMBER 30, 1997
                                                                           AVERAGE ANNUAL RETURNS
                                        6 MONTHS          1 YEAR          3 YEARS        LIFE OF FUND
INVESTOR CLASS (inception 9/1/93)
   Value ...............................   26.21%          37.80%           27.76%           21.86%
   S&P 500 .............................   26.17%          40.40%           29.84%           22.20%
   S&P 500/BARRA Value .................   24.96%          39.22%           28.25%           20.20%

ADVISOR CLASS (inception 10/2/96)
   Value ...............................   26.07% .........................................  36.24%
   S&P 500 .............................   26.17% .........................................  39.04%
   S&P 500/BARRA Value .................   24.96% .........................................  39.22%

INSTITUTIONAL CLASS (inception 7/31/97)
   Value ..................................................................................   5.60%
   S&P 500 ................................................................................  -0.31%
   S&P 500/BARRA Value ....................................................................   1.08%

Returns for periods less than one year are not annualized.

See pages 33, 36 and 37 for more information about share classes, the comparative indices and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)
                                    BARRA          S & P 500
                   VALUE         VALUE INDEX         INDEX
9/1/93            $10,000          $10,000          $10,000
9/30/93           $10,000          $9,996           $9,978
10/31/93          $10,120          $10,050          $10,171
11/30/93          $10,000          $9,870           $10,040
12/31/93          $10,307          $10,038          $10,209
1/31/94           $10,649          $10,506          $10,540
2/28/94           $10,448          $10,125          $10,224
3/31/94           $10,083          $9,709           $9,825
4/30/94           $10,265          $9,914           $9,938
5/30/94           $10,407          $10,079          $10,061
6/30/94           $10,270          $9,799           $9,867
7/31/94           $10,657          $10,131          $10,178
8/31/94           $10,983          $10,417          $10,560
9/30/94           $10,741          $10,051          $10,349
10/31/94          $10,844          $10,270          $10,565
11/30/94          $10,542          $9,854           $10,148
12/31/94          $10,718          $9,975           $10,347
1/31/95           $11,198          $10,245          $10,598
2/28/95           $11,677          $10,643          $10,981
3/31/95           $11,955          $10,937          $11,352
4/30/95           $12,283          $11,296          $11,669
5/31/95           $12,611          $11,799          $12,093
6/30/95           $12,744          $11,889          $12,432
7/31/95           $12,987          $12,299          $12,827
8/31/95           $13,075          $12,404          $12,823
9/30/95           $13,307          $12,835          $13,417
10/31/95          $13,174          $12,635          $13,350
11/30/96          $13,795          $13,297          $13,898
12/31/96          $14,234          $13,665          $14,222
1/31/96           $14,475          $14,074          $14,685
2/29/96           $14,716          $14,206          $14,788
3/31/96           $15,295          $14,539          $14,984
4/30/96           $15,624          $14,687          $15,185
5/31/96           $15,915          $14,908          $15,533
6/30/96           $16,121          $14,837          $15,654
7/31/96           $15,171          $14,211          $14,939
8/31/96           $15,707          $14,603          $15,220
9/30/96           $16,254          $15,228          $16,135
10/31/96          $16,474          $15,745          $16,557
11/30/96          $17,525          $16,949          $17,772
12/31/96          $17,685          $16,671          $17,483
1/31/97           $17,873          $17,440          $18,550
2/28/97           $18,195          $17,567          $18,660
3/31/97           $17,747          $16,966          $17,954
4/30/97           $18,043          $17,602          $18,997
5/31/97           $19,203          $18,706          $20,111
6/30/97           $20,030          $19,421          $21,085
7/31/97           $21,221          $20,975          $22,724
8/31/97           $21,167          $20,027          $21,418
9/30/97           $22,398          $21,200          $22,653

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

 PORTFOLIO AT A GLANCE
                                                9/30/97           3/31/97
Number of Companies                               68                72
Average Dividend
Yield of Holdings                                2.3%              2.6%
Price/Earnings Ratio                             17.1              14.8
Portfolio Turnover                              63%(1)            111%(2)
Expense Ratio (for Investor Class)             1.00%(3)            1.00%

----------
(1) Six months ended 9/30/97.

(2) Year ended 3/31/97.

(3) Annualized.


     SEMIANNUAL REPORT                                             VALUE       3


                                     VALUE

MANAGEMENT Q & A

    An interview with Phil Davidson and Peter Zuger, portfolio managers on the Value investment team.

How did the fund perform?

    For the six months ended September 30, 1997, Value (Investor Class) performed strongly, posting a 26.21% total return. It outperformed its benchmark, the S&P 500/BARRA Value Index, which returned 24.96%, and it also beat the S&P 500's 26.17% gain.

    As you can tell from the chart on page 3, the fund's longer-term performance has also been very good. Morningstar, the mutual fund-rating company, awarded Value its top five-star overall rating for risk-adjusted performance out of 2,143 domestic equity funds as of September 30, 1997(1). Morningstar measures risk by comparing a fund's returns to those of the "risk-free" 90-day Treasury bill and to other funds in its investment category, and awards its top rating to just 10% of the funds in a category. Value's rating indicates that the fund's returns are attractive compared with its level of risk.

What factors helped the fund perform better than its benchmark?

    The fund held heavier concentrations relative to the S&P 500/BARRA Value index in several "winning" sectors. For example, food and beverage



(1) Morningstar proprietary ratings reflect risk-adjusted performance as of 9/30/97. Value received a five-star rating out of 2,143 funds for the three-year period ending 9/30/97. The overall rating, which may change monthly, is calculated from the fund's 3-, 5- and 10-year (when available) average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars. Past performance is no guarantee of future results.

[bar graph - data below]

VALUE'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended September 30)
                             S & P BARRA     S & P  500
                 VALUE       VALUE INDEX       INDEX
9/1/93            -               -               -
9/30/93          0.00%         -0.04%          -0.22%
10/31/93         1.20%          0.50%           1.71%
11/30/93         0.00%         -1.30%           0.40%
12/31/93         3.07%          0.38%           2.09%
1/31/94          6.49%          5.06%           5.40%
2/28/94          4.48%          1.25%           2.24%
3/31/94          0.83%         -2.91%          -1.75%
4/30/94          2.65%         -0.86%          -0.62%
5/30/94          4.07%          0.79%           0.61%
6/30/94          2.70%         -2.01%          -1.33%
7/31/94          6.57%          1.31%           1.78%
8/31/94          9.83%          4.17%           5.60%
9/30/94          7.41%          0.51%           3.49%
10/31/94         8.44%          2.70%           5.65%
11/30/94         5.42%         -1.46%           1.48%
12/31/94         7.18%         -0.25%           3.47%
1/31/95          11.98%         2.45%           5.98%
2/28/95          16.77%         6.43%           9.81%
3/31/95          19.55%         9.37%           13.52%
4/30/95          22.83%         12.96%          16.69%
5/31/95          26.11%         17.99%          20.93%
6/30/95          27.44%         18.89%          24.32%
7/31/95          29.87%         22.99%          28.27%
8/31/95          30.75%         24.04%          28.23%
9/30/95          33.07%         28.35%          34.17%
10/31/95         31.74%         26.35%          33.50%
11/30/95         37.95%         32.97%          38.98%
12/31/95         42.34%         36.65%          42.22%
1/31/96          44.75%         40.74%          46.85%
2/29/96          47.16%         42.06%          47.88%
3/31/96          52.95%         45.39%          49.84%
4/30/96          56.24%         46.87%          51.85%
5/31/96          59.15%         49.08%          55.33%
6/30/96          61.21%         48.37%          56.54%
7/31/96          51.71%         42.11%          49.39%
8/31/96          57.07%         46.03%          52.20%
9/30/96          62.54%         52.28%          61.35%
10/31/96         64.74%         57.45%          65.57%
11/30/96         75.25%         69.49%          77.72%
12/31/96         76.85%         66.71%          74.83%
1/31/97          78.73%         74.40%          85.50%
2/28/97          81.95%         75.67%          86.60%
3/31/97          77.47%         69.66%          79.54%
4/30/97          80.43%         76.02%          89.97%
5/31/97          92.03%         87.06%          101.11%
6/30/97          100.30%        94.21%          110.85%
7/31/97          112.21%        109.75%         127.24%
8/31/97          111.67%        100.27%         114.18%
9/30/97          123.98%        112.00%         126.53%

This chart illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class. (2) Return from the fund's 9/1/93 inception date to 9/30/93


4      VALUE                                  AMERICAN CENTURY INVESTMENTS


                                     VALUE

stocks represented 7.6% of the fund's portfolio at the end of the period, compared to the index's 1.9% weighting. This sector was depressed early in the period due to concerns about high grain prices. Investors feared producers, such as Hormel, ADM and RalCorp., would see their profit margins squeezed by an inability to pass through higher input costs. Those concerns were abated by respectable grain harvests. Both the fund and its index benefited when sentiment changed and strong appreciation in food stocks followed, but Value's heavier weighting helped push its return over that of the index.

    Value also achieved significant gains from its holdings in bank stocks, which accounted for more than 5% of the portfolio at the end of the period. The fund was actually somewhat underweighted compared to the index, but the stocks we held performed particularly well, due to both their good fundamentals and the continued merger and acquisition activity within the industry.

What other stocks added to returns during the period?

    Hudson Foods was another top-performing stock, which we purchased at a very attractive price in August following the discovery of bacteria in ground beef produced at the company's Nebraska meat-packing plant. We have owned this company in the past and continue to be impressed with its sound management practices and strong fundamentals. We were confident that, despite the company's trouble in its beef operations, which represent 6% of revenues, its long-term prospects remained promising. That confidence proved to be well-founded -- Hudson was ultimately purchased by Tyson Foods and its stock rebounded sharply.

    Dillard's Department Stores, Inc., which was one of Value's largest and best-performing holdings in the previous period, continued to add to returns in the six months ended September 30, 1997. Its good performance was driven by stronger than expected sales and a general upturn in sales of women's apparel. Although the fund continues to hold some Dillard's stock, we have trimmed holdings in the general merchandise and retail sector back from 5.1% of the total portfolio to just 2.7% as these holdings rose in price to become more fairly valued.

Which stocks negatively affected performance?

    Two of Value's worst-performing holdings, MCI Communications and Mallinckrodt Group, Inc., were both negatively affected by mergers or attempted takeovers. British Tele- communications PLC made a bid for MCI during the period, then renegotiated less attractive terms in August. We held onto MCI


TOP TEN HOLDINGS                                 % of fund investments
                                                As of             As of
                                                9/30/97          3/31/97
Giant Food Inc. Cl A                            4.6%               4.5%
Mallinckrodt Group, Inc.                        2.9%                --
IBP, Inc.                                       2.6%                --
Great Lakes Chemical Corp.                      2.5%               2.4%
Albertson's, Inc.                               2.4%               2.2%
Florida Progress Corp.                          2.4%               2.3%
Mercantile Bancorporation Inc.                  2.4%               2.0%
Superior Industries
   International, Inc.                          2.3%               2.5%
XTRA Corp.                                      2.2%               1.8%
Unocal Corp.                                    2.1%                --


TOP FIVE INDUSTRIES                             % of fund investments
                                                As of          As of
                                               9/30/97        3/31/97
Energy (Production & Marketing)                 8.7%            7.9%
Retail (Food & Drug)                            8.7%            8.2%
Utilities                                       8.4%            8.7%
Food & Beverage                                 7.6%            5.6%
Chemicals & Resins                              6.2%            8.6%


     SEMIANNUAL REPORT                                             VALUE       5


                                     VALUE

because it continued to sell at a  significant  discount to the adjusted  offer.
This strategy was rewarded after the period ended when two other telecommunications giants followed British Telecommunications' offer with stronger bids.

    Mallinckrodt Group, a manufacturer of medical products and specialty chemicals, acquired Nellcor Puritan Bennett in August. Nellcor manufactures products that treat and monitor patients with respiratory problems. Mallinckrodt borrowed heavily to finance the deal, and the company is now financially leveraged. Market concerns that the merger will be dilutive to earnings during 1998 have dampened investor enthusiasm for the stock over the short term. However, we believe that the company will benefit in the long run from the merger, which expanded both its product line and opportunities to market to non-hospital customers. Also, the company will produce a healthy level of free cash flow that will reduce the current debt levels.

    Another holding that hampered performance was Columbia/HCA Healthcare, the nation's largest owner and manager of hospitals. This company is currently under investigation by the government for Medicare fraud, and this has driven down its stock price significantly. We think the company has attractive assets and it is our expectation that it will be able to reach a reasonable resolution with the government. If that's the case, these current price levels represent an attractive value.

What changes did you make to the portfolio during the period?

    We reduced our holdings in natural gas producers as stock prices in this sector responded to better-than-expected natural gas pricing. Last spring, production lagged forecasted needs and demand for gas continued to grow, which resulted in higher prices.

    In the technology sector, we sold the fund's shares of one of its best-performing holdings, AMP, Inc., a manufacturer of electronic connectors. The company's shares were favorably influenced by a successful restructuring, stronger-than-expected earnings and a snap-back in the share prices of technology issues generally. As a result, its valuations moved outside our investment criteria.

    We continue to maintain meaningful positions in food and beverage, chemical and utility stocks.

What is your outlook for the fund?

    Conservative equity funds often outperform the broad market during downturns and underperform during rallies. Value's strong performance has been somewhat unusual, given the market's extended bull run. While we are very pleased with these results in this environment, we wish to stress that our emphasis continues to be on finding securities of seasoned, established businesses that we believe are temporarily undervalued. These types of securities should continue to provide solid, long-term prospects for appreciation while helping to cushion the fund's performance during periods of increased volatility.


6      VALUE                                  AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS
                                      VALUE

SEPTEMBER 30, 1997 (UNAUDITED)
Shares                                                                      Value
-----------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--1.9%

                   835,600  Litton Industries, Inc.(1)                     45,435,750
                                                                       -------------------



AUTOMOBILES & AUTO PARTS--3.9%

                   736,100  Cooper Tire and Rubber Company                 19,552,656

                   509,300  Echlin Inc.                                    17,857,331

                 1,998,000  Superior Industries International, Inc.(2)     55,319,625
                                                                       -------------------

                                                                           92,729,612
                                                                       -------------------

BANKING--5.6%

                   943,950  First Virginia Banks, Inc.                     44,837,625

                   752,000  Mercantile Bancorporation Inc.                 57,246,000

                   506,000  NationsBank Corp.                              31,308,750
                                                                       -------------------

                                                                          133,392,375
                                                                       -------------------

BUILDING & HOME IMPROVEMENTS--0.1%

                   180,000  Juno Lighting, Inc.                             3,116,250
                                                                       -------------------

BUSINESS SERVICES & SUPPLIES--0.7%

                   875,900  Reynolds & Reynolds Co.                        17,025,306
                                                                       -------------------

CHEMICALS & RESINS--6.2%

                   177,000  Dow Chemical Co.                               16,051,688

                 1,226,600  Great Lakes Chemical Corp.                     60,486,712

                 1,071,800  Millennium Chemicals Inc.                      23,579,600

                 1,189,800  Nalco Chemical Co.                             47,666,362
                                                                       -------------------

                                                                          147,784,362
                                                                       -------------------

COMMUNICATIONS SERVICES--2.0%

                   951,000  Frontier Corp.                                 21,873,000

                   860,200  MCI Communications Corp.                       25,241,494
                                                                       -------------------

                                                                           47,114,494
                                                                       -------------------

COMPUTER SOFTWARE & SERVICES--1.6%

                 1,112,900  GTECH Holdings Corp.(1)                        38,047,269
                                                                       -------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.6%

                   977,300  General Signal Corp.                           42,268,225

                   375,000  Tecumseh Products Cl A                         20,871,094
                                                                       -------------------

                                                                           63,139,319
                                                                       -------------------


Shares                                                                        Value
-------------------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--8.7%

                   246,200  Amoco Corp.                                 $    23,727,525

                   418,000  Burlington Resources Inc.                        21,448,625

                 1,184,100  MAPCO Inc.                                       39,001,294

                   700,000  Murphy Oil Corp.                                 39,987,500

                 1,099,900  Ultramar Diamond Shamrock Corp.                  35,540,519

                 1,150,300  Unocal Corp.                                     49,750,475
                                                                       ---------------------

                                                                            209,455,938
                                                                       ---------------------

ENVIRONMENTAL SERVICES--2.4%

                 1,647,600  Waste Management
                              International plc ADR(1) 13,386,750

                 1,259,000  WMX Technologies, Inc.                           43,986,312
                                                                       ---------------------

                                                                             57,373,062
                                                                       ---------------------

FOOD & BEVERAGE--7.6%

                 1,928,257  Archer-Daniels-Midland Co.                       46,157,652

                   764,000  Hormel Foods Corp.                               24,495,750

                 2,629,400  IBP, Inc.                                        62,119,575

                 1,220,700  Universal Foods Corp.                            49,133,175
                                                                       ---------------------

                                                                            181,906,152
                                                                       ---------------------

HEALTHCARE--2.8%

                   796,300  Beckman Instruments, Inc.                        33,892,519

                   841,000  Columbia/HCA Healthcare Corp.                    24,178,750

                   420,000  Seafield Capital Corp.(2)                        10,447,500
                                                                       ---------------------

                                                                             68,518,769
                                                                       ---------------------

INDUSTRIAL EQUIPMENT & MACHINERY--1.7%

                   761,200  Cooper Industries, Inc.                          41,152,375
                                                                       ---------------------

INSURANCE--2.8%

                   525,000  Argonaut Group, Inc.                             18,210,937

                   378,000  CNA Financial Corp.(1)                           47,982,375
                                                                       ---------------------

                                                                             66,193,312
                                                                       ---------------------

LEISURE--2.0%

                   745,400  Eastman Kodak Co.                                48,404,412
                                                                       ---------------------

METALS & MINING--1.5%

                   575,300  Ashland Coal, Inc.                               16,432,006

                   264,000  Reynolds Metals Co.                              18,694,500
                                                                       ---------------------

                                                                             35,126,506
                                                                       ---------------------

See Notes to Financial Statements


     SEMIANNUAL REPORT                                             VALUE       7


                                                 SCHEDULE OF INVESTMENTS
                                                       VALUE

SEPTEMBER 30, 1997 (UNAUDITED)
Shares                                                                    Value
----------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS--4.0%

                   678,500  Chesapeake Corp.                         $    24,595,625

                   621,000  Rayonier, Inc.                                30,040,875

                   190,200  Union Camp Corp.                              11,732,963

                   799,600  Westvaco Corp.                                28,835,575
                                                                    ---------------------

                                                                          95,205,038
                                                                    ---------------------

PHARMACEUTICALS--4.9%

                 1,324,100  Allergan, Inc.                                47,915,869

                 1,925,000  Mallinckrodt Inc.                             69,300,000
                                                                    ---------------------

                                                                         117,215,869
                                                                    ---------------------

PUBLISHING--2.4%

                 1,090,000  Banta Corp.                                   30,520,000

                   753,000  McClatchy Newspapers, Inc.                    25,884,375
                                                                    ---------------------

                                                                          56,404,375
                                                                    ---------------------

RAILROAD--1.7%

                   698,100  CSX Corp.                                     40,838,850
                                                                    ---------------------


RETAIL (FOOD & DRUG)--8.7%

                 1,669,700  Albertson's, Inc.                             58,230,788

                 1,633,400  Food Lion, Inc. Cl A                          13,654,203

                 3,416,800  Giant Food Inc. Cl A(2)(3)                   111,259,550

                   686,600  Hannaford Brothers Co.                        24,417,213
                                                                    ---------------------

                                                                         207,561,754
                                                                    ---------------------

RETAIL (GENERAL MERCHANDISE)--2.7%

                   562,000  Dillard Department Stores, Inc. Cl A          24,622,625

                   455,700  May Department Stores Co. (The)               24,835,650

                   258,000  Mercantile Stores Co., Inc.                   16,237,875
                                                                    ------------------------

                                                                          65,696,150
                                                                    -------------------------

RETAIL (SPECIALTY)--0.7%

                   811,000  Office Depot, Inc.(1)                          16,372,063
                                                                    -------------------------

RUBBER & PLASTICS--1.9%

                   803,600  Rubbermaid Inc.                                 20,542,025

                   877,000  Tupperware Corp.                                24,665,625
                                                                    --------------------------

                                                                            45,207,650
                                                                    ---------------------------

TEXTILES & APPAREL--2.7%

                 1,273,300  Fruit of the Loom, Inc.(1)                      35,811,562

                 2,349,100  Shaw Industries, Inc.                           29,510,569
                                                                    --------------------------

                                                                            65,322,131
                                                                    --------------------------


Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------------------

TOBACCO--0.5%

                   400,000  UST Inc.                                 $    12,225,000
                                                                    ---------------------

TRANSPORTATION--2.2%

                   946,000  XTRA Corp.(2)                                 53,862,875
                                                                    ---------------------

UTILITIES--8.4%

                 1,762,400  Florida Progress Corp.                        58,159,200

                   135,000  New York State Electric & Gas Corp.            3,628,125

                   816,000  Potomac Electric Power Co.                    18,564,000

                 1,365,000  Texas Utilities Co.                           49,140,000

                   768,300  Union Electric Co.                            29,531,531

                 1,586,700  Wisconsin Energy Corp.                        41,254,200
                                                                    ---------------------

                                                                         200,277,056
                                                                    ---------------------

TOTAL COMMON STOCKS--94.9%                                             2,272,104,074
                                                                    ---------------------

   (Cost $1,985,371,374)

TEMPORARY CASH INVESTMENTS

$2,000,000 par value FHLMC Discount Note,

    5.46%, 10/1/97(4)                                                      2,000,000

Repurchase Agreement, J. P. Morgan Securities,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.95%, dated 9/30/97,
    due 10/1/97 (Delivery value $120,919,982)                             120,900,000
                                                                    ----------------------

TOTAL TEMPORARY CASH INVESTMENTS--5.1%                                    122,900,000
                                                                    ----------------------

   (Cost $122,900,000)

TOTAL INVESTMENT SECURITIES--100.0%                                      $2,395,004,074
                                                                    =======================

   (Cost $2,108,271,374)

FUTURES CONTRACTS

                Expiration     Underlying Face    Unrealized
    Purchased      Date        Amount at Value      Gain
---------------------------------------------------------------

   125 S&P 500   December
     Futures       1997         $59,656,250       $515,234
                              ===============================

See Notes to Financial Statements


8      VALUE                                  AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

                                     VALUE

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 1997.)

(3) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(4) The rates for U.S. Government Agency discount notes are the yield to maturity at September 30, 1997.


See Notes to Financial Statements


     SEMIANNUAL REPORT                                             VALUE       9


                                 EQUITY INCOME

 TOTAL RETURNS AS OF SEPTEMBER 30, 1997
                                                                 AVERAGE ANNUAL RETURNS
                                     6 MONTHS   1 YEAR          3 YEARS     LIFE OF FUND
 INVESTOR CLASS (inception 8/1/94)
   Equity Income .....................24.01%    34.35%          25.08%         24.59%
   S&P 500 ...........................26.17%    40.40%          29.84%         28.53%
   Lipper Equity Income Fund Index ...21.80%    33.71%          22.90%         22.10%

ADVISOR CLASS (inception 3/7/97)
   Equity Income .....................24.05% ................................. 20.47%
   S&P 500 ...........................26.17% ................................. 19.27%
   Lipper Equity Income Fund Index ...21.80% .................................17.90%(1)

----------
(1) Return from 3/13/97, the date nearest the fund's 3/7/97 inception for which data are available.
     Returns for periods less than one year are not annualized.

(See pages 33, 36 and 37 for more information about share classes, comparative indices and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)
                             LIPPER
                             EQUITY
              EQUITY         INCOME         S & P 500
              INCOME       FUND INDEX         INDEX
8/1/94        $10,000        $10,000         $10,000
8/31/94       $10,360        $10,333         $10,314
9/30/94       $10,248        $10,137         $10,108
10/31/94      $10,349        $10,192         $10,319
11/30/94      $10,038        $9,810          $9,911
12/31/94      $10,053        $9,888          $10,106
1/31/95       $10,499        $10,064         $10,351
2/28/95       $10,884        $10,388         $10,725
3/31/95       $11,069        $10,632         $11,087
4/30/95       $11,417        $10,886         $11,397
5/31/95       $11,641        $11,220         $11,811
6/30/95       $11,809        $11,369         $12,142
7/31/95       $12,056        $11,680         $12,528
8/31/95       $12,097        $11,824         $12,524
9/30/95       $12,347        $12,191         $13,104
10/31/95      $12,285        $12,018         $13,039
11/30/95      $12,763        $12,520         $13,574
12/31/95      $13,031        $12,827         $13,890
1/31/96       $13,325        $13,120         $14,343
2/29/96       $13,506        $13,218         $14,443
3/31/96       $13,913        $13,385         $14,635
4/30/96       $14,026        $13,513         $14,831
5/31/96       $14,345        $13,713         $15,171
6/30/96       $14,558        $13,734         $15,289
7/31/96       $14,029        $13,285         $14,591
8/31/96       $14,466        $13,584         $14,865
9/30/96       $14,927        $14,075         $15,759
10/31/96      $15,043        $14,408         $16,171
11/30/96      $15,830        $15,232         $17,075
1/31/97       $16,272        $15,686         $18,118
2/28/97       $16,576        $15,969         $18,225
3/31/97       $16,171        $15,452         $17,536
4/30/97       $16,683        $15,911         $18,554
5/31/97       $17,734        $16,827         $19,643
6/30/97       $18,339        $17,462         $20,593
7/31/97       $19,216        $18,514         $22,194
8/31/97       $19,293        $17,917         $20,919
9/30/97       $20,054        $18,820         $22,125

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE
                                                9/30/97           3/31/97
Number of Companies                               66                65
Average Dividend
Yield of Holdings                                3.8%              4.1%
Price/Earnings Ratio                             16.3              14.9
Portfolio Turnover                              80%(1)            159%(2)
Expense Ratio (for Investor Class)             1.00%(3)            1.00%

----------
(1) Six months ended 9/30/97.

(2) Year ended 3/31/97.

(3) Annualized.


10      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                                 EQUITY INCOME

MANAGEMENT Q & A

    An interview with Phil Davidson and Peter Zuger, portfolio managers on the Equity Income investment team.

How did the fund perform?

    For the six months ended September 30, 1997, Equity Income (Investor Class) posted a strong performance, providing a total return of 24.01%. The fund outperformed its benchmark, the Lipper Equity Income Fund Index, which returned 21.80%. The S&P 500 returned 26.17% for the period.

What factors helped the fund perform better than its benchmark?

    The fund's benchmark is a basket of mutual funds, as opposed to a basket of individual stocks, like most indices. That makes it difficult to compare the fund's holdings relative to its benchmark. However, we took significant positions in several sectors that benefited the fund. Bank stocks, which accounted for 8.2% of the portfolio at the end of the period, were among the fund's top performers for the second period in a row. These shares benefited from continued merger and acquisition activity in the financial services industry. The fund also earned attractive returns from investments in the paper and forest products sector. Our valuation techniques identified some very solid companies that became attractively priced early in the period due to uncertainty over paper prices. The paper industry hit its low point in March as paper inventories exceeded demand, enabling us to buy these stocks at low prices and attractive relative yields. We trimmed back positions as the paper market began to stabilize and stocks appreciated.

The fund also benefited from acquisition activity that occurred in several sectors during the period. The stocks of Keystone International, a maker of

[bar graph - data below]

EQUITY INCOME'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended September 30)
             EQUITY        EQUITY INCOME      S & P 500
             INCOME         FUND INDEX          INDEX
8/1/94           -               -               -
8/31/94        3.60%           3.33%            3.14%
9/30/94        2.48%           1.37%            1.08%
10/31/94       3.49%           1.92%            3.19%
11/30/94       0.38%          -1.90%           -0.89%
12/31/94       0.53%          -1.12%            1.06%
1/31/95        4.99%           0.64%            3.51%
2/28/95        8.84%           3.88%            7.25%
3/31/95       10.69%           6.32%           10.87%
4/30/95       14.17%           8.86%           13.97%
5/31/95       16.41%          12.20%           18.11%
6/30/95       18.09%          13.69%           21.42%
7/31/95       20.56%          16.80%           25.28%
8/31/95       20.97%          18.24%           25.24%
9/30/95       23.47%          21.91%           31.04%
10/31/95      22.85%          20.18%           30.39%
11/30/95      27.63%          25.20%           35.74%
12/31/95      30.31%          28.27%           38.90%
1/31/96       33.25%          31.20%           43.43%
2/29/96       35.06%          32.18%           44.43%
3/31/96       39.13%          33.85%           46.35%
4/30/96       40.26%          35.13%           48.31%
5/31/96       43.45%          37.13%           51.71%
6/30/96       45.58%          37.34%           52.89%
7/31/96       40.29%          32.85%           45.91%
8/31/96       44.66%          35.84%           48.65%
9/30/96       49.27%          40.75%           57.59%
10/31/96      50.43%          44.08%           61.71%
11/30/96      58.30%          52.32%           73.57%
12/31/96      60.69%          51.31%           70.75%
1/31/97       62.72%          56.86%           81.18%
2/28/97       65.76%          59.69%           82.25%
3/31/97       61.71%          54.52%           75.36%
4/30/97       66.83%          59.11%           85.54%
5/31/97       77.34%          68.27%           96.43%
6/30/97       83.39%          74.62%           105.93%
7/31/97       92.16%          85.14%           121.94%
8/31/97       92.93%          79.17%           109.19%
9/30/97       100.54%         88.20%           121.25%

This chart illustrates the fund's returns since its inception and compares them with the index's returns. See page 36 for a description of the index. Past performance is no guarantee of future results. Investment return and principal value will flunctuate, and redemption value may be more or less than original cost.

(1) Investor Class.   (2) Return from the fund's 8/1/94 inception date to
9/30/94.


    SEMIANNUAL REPORT                                     EQUITY INCOME       11


                                 EQUITY INCOME

industrial valves, and Goulds Pumps, a manufacturer of industrial pumps, are two examples. Earnings growth in both businesses slowed earlier in the year in response to weakness in demand within the industrial equipment industry. We were attracted to these companies' above-average dividend yields, strong financial positions and solid longer-term business prospects. Such attributes also made these companies appealing candidates for acquisition by other companies. They ultimately were purchased by Tyco International and ITT Industries, respectively. The fund also held a substantial stake in Tambrands Inc., a consumer products company that was acquired by Procter & Gamble in the second quarter.

Do you seek out companies that are likely to be acquired?

    No, but companies that are likely to be acquired often demonstrate many of the investment characteristics we seek. We look for companies with above-average dividend yields whose stocks are depressed due to a temporary setback or the market's overreaction to news that does not alter the strength of the company's underlying business. Our goal is to sell the stock after it has appreciated to the point where its relative yield is no longer attractive. Occasionally, one of the fund's holdings will be acquired by a company whose management sees the same opportunity we see -- a sound business at a discount price.

What other stocks added significantly to the fund's returns during the period?

    We were particularly pleased with Frontier Corporation, which went from being one of the fund's worst-performing stocks in the previous period to one of the best. Frontier is a New York-based regional phone company whose stock price had declined because of concerns about increasing competition within the industry. The stock recovered nicely during the period due to an internal management restructuring and stabilization of its earnings and sales.

    The fund also continued to benefit from its holdings in department store stocks, specifically Dillard's, J.C. Penney and Mercantile Stores, whose earnings were boosted by an upturn in sales of women's apparel. We trimmed our positions in these stocks as they achieved what we considered a fair valuation.

 TOP TEN HOLDINGS                                 % of fund investments
                                                As of             As of
                                                9/30/97          3/31/97
Giant Food Inc. Cl A                             4.6%              4.8%
Office Depot, Inc., 4.44%,
   12/11/07 (convertible bond)                   4.4%               --
Unocal Corp.
   (convertible preferred)                       4.1%              1.6%
Pep Boys, 4.49%, 9/20/11
   (convertible bond)                            3.9%               --
WMX Technologies, 2.00%,
   1/24/05 (convertible bond)                    3.6%               --
Ultramar Diamond Shamrock, Inc.
   (convertible preferred)                       2.5%              1.5%
Argonaut Group, Inc.                             2.4%              2.5%
Florida Progress Corp.                           2.4%              2.7%
Mercantile Bancorporation Inc.                   2.3%              2.2%
First Virginia Banks, Inc.                       2.3%              2.3%


 TOP FIVE INDUSTRIES % of fund investments
                                             As of             As of
                                            9/30/97          3/31/97
Utilities                                    12.1%             14.9%
Retail (Food & Drug)                          9.5%              7.2%
Energy (Production & Marketing)               8.7%              3.2%
Banking                                       8.2%              7.5%
Food & Beverage                               6.0%              7.6%


12      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                                 EQUITY INCOME

Which holdings performed poorly?

    One of our weaker-performing investments during the period was a Pep Boys investment grade convertible security (an income-paying instrument whose performance is tied to that of the issuing company's underlying stock). Pep Boys is an auto parts supplier that has long been dominant in its industry and is, in our estimation, well-managed and sound. Its stock price declined during the period in response to a general slowdown in the do-it-yourself market. That slowdown was caused at least in part by declining demand for replacement parts as cars are made better and last longer. However, we are comfortable with the company's strategy for continued growth, which centers around rental-car reconditioning and fleet maintenance. In addition, this convertible security offers an attractive yield that is consistent with the fund's objectives.

What changes did you make to the portfolio during the period?

    Although we have not made any major tactical shifts, we have increased our weighting in convertibles from approximately 18% of the portfolio on March 31, 1997, to 27% on September 30, 1997. In addition to the Pep Boys convertible, other convertibles acquired include securities issued by Rite-Aid, a major drugstore chain, and Office Depot. The Office Depot convertible became relatively inexpensive when the U.S. Department of Justice blocked the company's effort to merge with Staples, Inc., another office products merchandiser/supplier. In each of these cases, the convertibles offered attractive yields and participation in any upward move in the stock's price.

Morningstar, the mutual fund-rating company, recently gave its top rating to the fund. What made Equity Income a five-star fund?

    Morningstar awards this rating to the top 10% of funds in a category as measured by its dual-edged test of risk and return. To earn its five-star rating, Equity Income's returns were compared with those of 2,143 domestic equity mutual funds over the three-year period ending September 30, 1997. A fund must be in operation for three years to become eligible for a Morningstar rating. The fact that the fund earned the top rating as soon as it became eligible indicates that we have been accomplishing the fund's goal of strong returns with limited volatility.

(1) Morningstar proprietary ratings reflect risk-adjusted performance as of 9/30/97. Equity Income received a five-star rating out of 2,143 funds for the three-year period ending 9/30/97. The overall rating, which may change monthly, is calculated from the fund's 3-, 5- and 10-year (when available) average total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars. Past performance is no guarantee of future results.


    SEMIANNUAL REPORT                                     EQUITY INCOME       13

                            SCHEDULE OF INVESTMENTS
                                 EQUITY INCOME

SEPTEMBER 30, 1997 (UNAUDITED)

Shares                                                                     Value
----------------------------------------------------------------------------------------
COMMON STOCKS

AUTOMOBILES & AUTO PARTS--0.5%

                    52,000  Superior Industries International, Inc.   $    1,439,750
                                                                    ---------------------

BANKING--7.0%

                   135,000  First Virginia Banks, Inc.                     6,412,500

                    85,595  Mercantile Bancorporation Inc.                 6,515,919

                    47,000  NationsBank Corp.                              2,908,125

                    70,200  UMB Financial Corp.                            3,606,525
                                                                    ---------------------

                                                                          19,443,069
                                                                    ---------------------

BUILDING & HOME IMPROVEMENTS--0.6%

                    93,500  Juno Lighting, Inc.                            1,618,719
                                                                    ---------------------

CHEMICALS & RESINS--2.9%

                    21,000  Dow Chemical Co.                               1,904,437

                    54,000  Great Lakes Chemical Corp.                     2,662,875

                    90,000  Nalco Chemical Co.                             3,605,625
                                                                    ---------------------

                                                                           8,172,937
                                                                    ---------------------

COMMUNICATIONS SERVICES--1.2%

                   139,600  Frontier Corp.                                 3,210,800
                                                                    ---------------------

CONSUMER PRODUCTS--3.9%

                   148,000  National Presto Industries, Inc.               6,225,250

                   148,000  WD-40 Co.                                      4,504,750
                                                                    ---------------------

                                                                          10,730,000
                                                                    ---------------------

DIVERSIFIED COMPANIES--1.3%

                    40,000  Minnesota Mining &
                              Manufacturing Co.                            3,700,000
                                                                    ---------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.7%

                    81,000  General Signal Corp.                           3,503,250

                    72,000  Tecumseh Products Cl A                         4,007,250
                                                                    ---------------------

                                                                           7,510,500
                                                                    ---------------------

ENERGY (PRODUCTION & MARKETING)--1.3%

                    21,000  Amoco Corp.                                    2,023,875

                    26,500  Murphy Oil Corp.                               1,513,812
                                                                    ---------------------

                                                                           3,537,687
                                                                    ---------------------

FOOD & BEVERAGE--6.0%

                    57,000  Archer-Daniels-Midland Co.                     1,364,437

                    93,000  General Mills, Inc.                            6,411,187


Shares                                                                       Value
-----------------------------------------------------------------------------------------------------


                   145,000  McCormick & Co., Inc.                     $    3,493,594

                   136,500  Universal Foods Corp.                          5,494,125
                                                                    ---------------------

                                                                          16,763,343
                                                                    ---------------------

HEALTHCARE--1.7%

                   185,000  Seafield Capital Corp.                         4,601,875
                                                                    ---------------------

INDUSTRIAL EQUIPMENT & MACHINERY--1.2%

                    62,500  Cooper Industries, Inc.                        3,378,906
                                                                    ---------------------

INSURANCE--2.4%

                   195,000  Argonaut Group, Inc.                           6,764,062
                                                                    ---------------------

LEISURE--2.0%

                    85,100  Eastman Kodak Co.                              5,526,181
                                                                    ---------------------

METALS & MINING--0.7%

                    72,000  Ashland Coal, Inc.                             2,056,500
                                                                    ---------------------

PAPER & FOREST PRODUCTS--1.9%

                    52,900  Rayonier, Inc.                                 2,559,037

                    21,500  Union Camp Corp.                               1,326,281

                    39,500  Westvaco Corp.                                 1,424,469
                                                                    ---------------------

                                                                           5,309,787
                                                                    ---------------------

PHARMACEUTICALS--1.8%

                   136,000  Mallinckrodt Inc.                              4,896,000
                                                                    ---------------------

PRINTING & PUBLISHING--0.9%

                    40,000  Banta Corp.                                    1,120,000

                    47,500  Reader's Digest
                              Association, Inc. (The)                      1,425,000
                                                                    ---------------------

                                                                           2,545,000
                                                                    ---------------------

RESTAURANTS--3.5%

                   175,000  Luby's Cafeterias, Inc.                        3,642,187

                   208,700  Perkins Family Restaurants, L.P.               2,817,450

                   120,000  Sbarro, Inc.                                   3,360,000
                                                                    ---------------------

                                                                           9,819,637
                                                                    ---------------------

RETAIL (FOOD & DRUG)--5.8%

                   394,300  Giant Food Inc. Cl A(1)                       12,839,394

                    91,500  Weis Markets, Inc.                             3,202,500
                                                                    ---------------------

                                                                          16,041,894
                                                                    ---------------------

See Notes to Financial Statements


14      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                 EQUITY INCOME

SEPTEMBER 30, 1997 (UNAUDITED)

Shares                                                                Value
----------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)--2.8%

                    22,500  May Department Stores Co. (The)    $    1,226,250

                    43,800  Mercantile Stores Co., Inc.             2,756,662

                    64,000  Penny (J.C.) Company, Inc.              3,728,000
                                                              --------------------

                                                                    7,710,912
                                                              --------------------

RUBBER & PLASTICS--2.0%

                   109,400  Rubbermaid Inc.                         2,796,537

                   101,000  Tupperware Corp.                        2,840,625
                                                              --------------------

                                                                    5,637,162
                                                              --------------------

TEXTILES & APPAREL--1.0%

                   216,900  Shaw Industries, Inc.                   2,724,806
                                                              --------------------

TOBACCO--1.0%

                    87,000  UST Inc.                                2,658,937
                                                              --------------------

UTILITIES--12.1%

                   329,000  AGL Resources Inc.                      6,230,437

                   109,000  CIPSCO Inc.                             4,155,625

                    25,900  CMS Energy Corp.                          558,468

                   197,900  Florida Progress Corp.                  6,530,700

                    17,000  New York State Electric & Gas Corp        456,875

                    98,000  Potomac Electric Power Co.              2,229,500

                    22,000  South Jersey Industries, Inc.             552,750

                   164,000  Texas Utilities Co.                     5,904,000

                    39,100  Union Electric Co.                      1,502,906

                   204,100  Wisconsin Energy Corp.                  5,306,600
                                                              --------------------

                                                                   33,427,861
                                                              --------------------

TOTAL COMMON STOCKS--68.2%                                        189,226,325
                                                              --------------------

   (Cost $169,294,786)

CONVERTIBLE PREFERRED STOCKS

BANKING--1.2%

                   116,000  National Australia Bank Ltd. SA         3,407,500
                                                              --------------------

CONTROL & MEASUREMENT--1.2%

                    77,500  Elsag Bailey Process
                              Automation N.V.                       3,201,719
                                                              --------------------


Shares/Principal Amount                                               Value
-----------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--6.6%

                   110,000  Ultramar Diamond Shamrock, Inc.
                               (Acquired 11/8/96 through
                               9/24/97, Cost $6,759,950)(2)    $    6,936,875

                   186,000  Unocal Corp.
                               (Acquired 1/22/97 through
                               8/21/97, Cost $10,422,663)(2)       11,346,000
                                                              --------------------

                                                                   18,282,875
                                                              --------------------

TOTAL CONVERTIBLE PREFERRED
STOCKS--9.0%                                                       24,892,094
                                                              --------------------
   (Cost $22,963,092)

CONVERTIBLE BONDS

AUTOMOBILES & AUTO PARTS--3.9%

               $20,000,000  Pep Boys, 4.49%, 9/20/11(3)            10,762,500
                                                              --------------------

ENERGY (PRODUCTION & MARKETING)--0.8%

                 2,000,000  Swift Energy Co., 6.25%, 11/15/06       2,165,000
                                                              --------------------

ENVIRONMENTAL SERVICES--3.5%

                10,250,000  WMX Technologies, 2.00%,
                               1/24/05                              9,884,844
                                                              --------------------

PRINTING & PUBLISHING--1.5%

                11,000,000  Hollinger, Inc., 6.04%, 10/5/13(3)      4,241,875
                                                              --------------------

RETAIL (FOOD & DRUG)--3.7%

                 4,100,000  Food Lion, Inc., 5.00%, 6/1/03
                               (Acquired 2/20/97 through
                               8/13/97, Cost $4,221,730)(2)         4,607,375

                 5,500,000  Rite Aid Corp., 5.25%, 9/15/02          5,630,625
                                                              --------------------

                                                                   10,238,000
                                                              --------------------

RETAIL (GENERAL MERCHANDISE)--0.3%

                 1,000,000  Jacobson Stores Inc.,
                               6.75%, 12/15/11                        860,000
                                                              --------------------

RETAIL (SPECIALTY)--4.4%

                19,000,000  Office Depot, Inc.,
                               4.44%, 12/11/07(3)                  12,136,250
                                                              --------------------

TOTAL CONVERTIBLE BONDS--18.1%                                     50,288,469
                                                              --------------------

   (Cost $48,278,921)

See Notes to Financial Statements


    SEMIANNUAL REPORT                                     EQUITY INCOME       15


                            SCHEDULE OF INVESTMENTS
                                 EQUITY INCOME

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--4.7%

Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 6.10%, dated 9/30/97, due
    10/1/97 (Delivery value $13,002,203)                        $  13,000,000
                                                         -----------------------

   (Cost $13,000,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $277,406,888
                                                         =======================
   (Cost $253,536,799)

FUTURES CONTRACTS

                   Expiration    Underlying Face       Unrealized
  Purchased           Date        Amount at Value         Gain
------------------------------------------------------------------------------
  5 S&P 500         December
  Futures            1997          $2,386,250           $31,747
                                  ========================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1997, was $22,890,250, which represented 8.2% of net assets.

(3) Security is a zero-coupon bond. The effective yield to maturity at September 30, 1997 is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements


16      EQUITY INCOME                          AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                                            EQUITY
                                                          VALUE             INCOME
SEPTEMBER 30, 1997 (UNAUDITED)
ASSETS
Investment securities, at value (identified
  cost of $2,108,271,374 and
  $253,536,799, respectively) (Note 3)                $2,395,004,074     $277,406,888

Cash ..............................................        4,342,860          833,802

Receivable for capital shares sold ................        3,369,136        2,818,845

Receivable for investments sold ...................       28,419,698          261,575

Dividend and interest receivable ..................        3,019,639          607,878
                                                      --------------   --------------
                                                       2,434,155,407      281,928,988
                                                      --------------   --------------
LIABILITIES

Disbursements in excess of demand deposit cash ....        1,285,799          297,262

Payable for variation on futures contracts (Note 1)          453,125           18,125

Payable for investments purchased .................       10,686,727         1,164,92

Payable for capital shares redeemed ...............        2,696,701          304,449

Accrued management fees (Note 2) ..................        1,931,272          224,139

Distribution fees payable (Note 2) ................            8,365               62

Service fees payable (Note 2)  ....................            8,365               62

Other liabilities .................................          129,665           24,447
                                                      --------------   --------------
                                                          17,200,019        2,033,469
                                                      --------------   --------------
Net Assets ........................................   $2,416,955,388   $  279,895,519
                                                      ==============   ==============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...........   $1,810,837,087   $  218,248,427

Undistributed net investment income ...............          434,837          275,529

Accumulated net realized gain on
  investment and foreign currency transactions.....      318,433,899       37,469,727

Net unrealized appreciation on
  investments and translation
  of assets and liabilities in foreign
  currencies (Note 3) .............................      287,249,565       23,901,836
                                                      --------------   --------------
                                                      $2,416,955,388   $  279,895,519
                                                      ==============   ==============

Investor Class

Net assets ........................................   $2,374,888,109   $  279,588,176

Shares outstanding ................................      288,317,833       36,340,035

Net asset value per share .........................   $         8.24   $         7.69


Advisor Class

Net assets ........................................   $   41,377,734   $      307,343

Shares outstanding ................................        5,023,934           39,923

Net asset value per share .........................   $         8.24   $         7.70


Institutional Class

Net assets ........................................   $      689,545             --

Shares outstanding ................................           83,728             --

Net asset value per share .........................   $         8.24             --

See Notes to Financial Statements


SEMIANNUAL REPORT               STATEMENTS OF ASSETS AND LIABILITIES      17


                           STATEMENTS OF OPERATIONS
                                                                      EQUITY
                                                       VALUE          INCOME

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME
Income

Dividends (net of foreign taxes
  withheld of $78,725 and $3,308, respectively) .$  27,193,807   $   5,122,068

Interest .........................................   1,789,784       1,074,024
                                                  ------------    ------------
                                                    28,983,591       6,196,092
                                                  ------------    ------------
Expenses (Note 2):

Management fees ..................................  10,457,374        1,212,34

Distribution fees - Advisor Class ................      44,570             314

Shareholder service fees - Advisor Class .........      44,570             314

Directors' fees and expenses .....................      10,209           1,181
                                                  ------------    ------------
                                                    10,556,723       1,214,152
                                                  ------------    ------------

Net investment income ............................  18,426,868        4,981,94
                                                  ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized gain on investments ................. 227,359,818      24,959,890

Change in net unrealized
  appreciation on investments .................... 241,116,270      21,418,210
                                                  ------------    ------------
Net realized and unrealized gain on
investments ...................................... 468,476,088      46,378,100
                                                  ------------    ------------
Net Increase in Net Assets
Resulting from Operations ........................$486,902,956    $ 51,360,040
                                                  ============    ============

See Notes to Financial Statements


18      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                              EQUITY
                                                                             VALUE                            INCOME
SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
AND YEAR ENDED MARCH 31, 1997

                                                                  September 30,       March 31,      September 30,       March 31,
Increase in Net Assets                                                1997              1997             1997              1997

   OPERATIONS

  Net investment income ....................................  $    18,426,868   $    24,322,905   $     4,981,940   $     5,472,315

  Net realized gain on investments and
    foreign currency transactions ..........................      227,359,818       168,588,907        24,959,890        22,013,078

  Change in net unrealized appreciation on investments
    and translation of assets and liabilities
    in foreign currencies ..................................      241,116,270       (11,017,267)       21,418,210        (4,196,802)
                                                              ---------------   ---------------   ---------------   ---------------
  Net increase in net assets resulting from operations .....      486,902,956       181,894,545        51,360,040        23,288,591
                                                              ---------------   ---------------   ---------------   ---------------
  DISTRIBUTIONS TO SHAREHOLDERS

  From net investment income:

    Investor Class .........................................      (17,374,898)      (24,153,903)       (4,633,394)       (5,494,780)

    Advisor Class ..........................................         (257,854)         (213,484)           (4,743)              (20)

    Institutional Class ....................................           (3,225)             --                --                --

  In excess of net investment income:

    Investor Class .........................................             --            (120,914)             --              (5,884)

    Advisor Class ..........................................             --                (397)             --                (184)

  From net realized gains from investment transactions:

    Investor Class .........................................             --        (123,357,187)             --         (14,539,539)

    Advisor Class ..........................................             --          (2,470,879)             --                --
                                                              ---------------   ---------------   ---------------   ---------------
  Decrease in net assets from distributions ................      (17,635,977)     (150,316,764)       (4,638,137)      (20,040,407)
                                                              ---------------   ---------------   ---------------   ---------------
  CAPITAL SHARE TRANSACTIONS (Note 4)

  Net increase in net assets from capital share transactions      174,856,293       859,369,095        33,766,923        79,466,151
                                                              ---------------   ---------------   ---------------   ---------------
  Net increase in net assets ...............................      644,123,272       890,946,876        80,488,826        82,714,335

  NET ASSETS

  Beginning of period ......................................    1,772,832,116       881,885,240       199,406,693       116,692,358
                                                              ---------------   ---------------   ---------------   ---------------
  End of period ............................................  $ 2,416,955,388   $ 1,772,832,116   $   279,895,519   $   199,406,693
                                                              ===============   ===============   ===============   ===============
  Undistributed (distributions in excess of)
  net investment income ....................................  $       434,837   $      (356,054)  $       275,529   $       (68,274)
                                                              ===============   ===============   ===============   ===============

  See Notes to Financial Statements


    SEMIANNUAL REPORT                STATEMENTS OF CHANGES IN NET ASSETS      19


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Capital Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Two series of shares, investing primarily in equity securities, are currently issued as American Century Value Fund (Value) and American Century Equity Income Fund (Equity Income) (the Funds). The investment objective of Value is long-term capital growth. Income is a secondary objective. Value seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase. The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. Equity Income seeks to achieve its objectives by investing primarily in income- producing equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Value commenced on July 31, 1997. Sale of the Institutional Class for Equity Income had not commenced as of September 30, 1997. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open contracts at September 30, 1997.

    FUTURES CONTRACTS--The Funds may enter into stock index futures contracts in order to manage each Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation

20      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain
(loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class shares, as described in the respective prospectus. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expense, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing nets assets during the previous month. The annual management fee for each class is 1.00%,
0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

    The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The

SEMIANNUAL REPORT                      NOTES TO FINANCIAL STATEMENTS         21


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period were $89,140 for Value and $628 for Equity Income.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 1997, for Value and Equity Income totaled $1,345,341,641 and $216,128,495, respectively. Sales of investment securities, excluding short-term investments, totaled $1,273,788,106 and $186,563,282, respectively.

    As of September 30, 1997, accumulated net unrealized appreciation for Value and Equity Income was $283,643,477 and $23,590,390, respectively, based on the aggregate cost of investments for federal income tax purposes of $2,111,360,597 and $253,816,498, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $298,070,327 and $25,456,137 for Value and Equity Income, respectively and unrealized depreciation of $14,426,850 and $1,865,747, respectively.


 22     NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    There are 350,000,000 shares of the Investor Class, 145,000,000 shares of the Advisor Class, and 60,000,000 shares of the Institutional Class authorized for issuance in Value. There are 150,000,000 shares of the Investor Class and 62,500,000 shares of the Advisor Class authorized for issuance in Equity Income. All shares are $0.01 par value. Transactions in shares of the Funds were as follows:


                                                                        VALUE                               EQUITY INCOME

                                                               Shares             Amount              Shares              Amount
INVESTOR CLASS
Six months ended September 30, 1997:

Shares sold ........................................         69,934,585     $   513,392,127          10,835,800     $    75,426,081

Shares issued in reinvestment
of distributions ...................................          2,185,279          17,176,524             595,003           4,452,838

Shares redeemed ....................................        (48,924,738)       (360,525,255)         (6,676,205)        (46,352,305)
                                                        ---------------     ---------------     ---------------     ---------------
Net increase .......................................         23,195,126     $   170,043,396           4,754,598     $    33,526,614
                                                        ===============     ===============     ===============     ===============

Year ended March 31, 1997:

Shares sold ........................................        196,286,153     $ 1,303,453,155          24,431,148     $   156,236,587

Shares issued in reinvestment
  of distributions .................................         22,400,228         144,836,133           3,056,977          19,088,856

Shares redeemed ....................................        (93,171,882)       (618,750,013)        (15,045,815)        (95,878,404)
                                                        ---------------     ---------------     ---------------     ---------------
Net increase .......................................        125,514,499     $   829,539,275          12,442,310     $    79,447,039
                                                        ===============     ===============     ===============     ===============
ADVISOR CLASS

Six months ended September 30, 1997:

Shares sold ........................................          2,211,708     $    15,735,471              36,714     $       239,258

Shares issued in reinvestment
  of distributions .................................             32,684             257,341                 634               4,742

Shares redeemed ....................................         (1,667,494)        (11,835,886)               (335)             (3,691)
                                                        ---------------     ---------------     ---------------     ---------------
Net increase .......................................            576,898     $     4,156,926              37,013     $       240,309
                                                        ===============     ===============     ===============     ===============
October 2, 1996(1) through March 31, 1997:

Shares sold ........................................          4,417,250     $    29,766,624               2,878     $        18,908

Shares issued in reinvestment
  of distributions .................................            416,263           2,684,756                  32                 204

Shares redeemed ....................................           (386,477)         (2,621,560)               --                  --
                                                        ---------------     ---------------     ---------------     ---------------
Net increase .......................................          4,447,036     $    29,829,820               2,910     $        19,112
                                                        ===============     ===============     ===============     ===============
INSTITUTIONAL CLASS

July 31, 1997(2) through September 30, 1997:

Shares sold ........................................             83,335     $       652,746                --                  --

Shares issued in reinvestment
  of distributions .................................                393               3,225                --                  --

Shares redeemed ....................................               --                  --                  --                  --
                                                        ---------------     ---------------     ---------------     ---------------
Net increase .......................................             83,728     $       655,971                --                  --
                                                        ===============     ===============     ===============     ===============
----------

(1)  Sale of the Advisor Class  commenced on October 2, 1996 for Value and March
     7, 1997 for Equity Income.

(2)  Sale of the Institutional Class commenced on July 31, 1997 for Value.

See Notes to Financial Statements


 SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       23


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

                              September 30, 1997

5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 1997, follows:

                                                                                                                September 30, 1997
                                            Share                                 Realized
                                           Balance     Purchase      Sales          Gain                        Share         Market
  Fund/Issuer                              3/31/97       Cost        Cost          (Loss)         Income       Balance        Value
VALUE
Gerber Scientific, Inc. ..............    1,497,100         --    $21,044,977  $   4,919,959   $    44,448        --            --

Giant Food Inc. Cl A .................    2,526,600  $34,071,278    5,218,205       (257,870)    1,084,844   3,416,800  $111,259,550

Hudson Foods, Inc. ...................         --     36,697,764   36,697,764     12,621,891          --          --            --

Seafield Capital Corp. ...............      320,000    2,512,500         --             --         222,000     420,000    10,447,500

Superior Industries

  International, Inc. ................    1,954,400    1,485,035      545,100          3,882       259,900   1,998,000    55,319,625

XTRA Corp. ...........................      773,400    8,490,886      491,575         76,546       345,920     946,000    53,862,875
                                                     -----------  -----------    -----------    ----------              ------------
                                                     $83,257,463  $63,997,621    $17,364,408    $1,957,112              $230,889,550
                                                     ===========  ===========    ===========    ==========              ============

See Notes to Financial Statements


24      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                                     VALUE

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                                         Investor Class
                                                                1997(1)         1997          1996            1995          1994(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..................          $6.58         $6.32          $5.46           $4.98          $5.01
                                                                ------        ------         ------          ------          -----
Income From Investment Operations

  Net Investment Income ...............................           0.06         0.12(3)        0.13(3)         0.12(3)        0.08(3)

  Net Realized and Unrealized Gain(Loss)
  on Investment Transactions ..........................           1.66          0.87           1.34            0.75          (0.04)
                                                                ------        ------         ------          ------          -----
  Total From Investment Operations ....................           1.72          0.99           1.47            0.87           0.04
                                                                ------        ------         ------          ------          -----
Distributions

  From Net Investment Income ..........................          (0.06)        (0.12)         (0.12)          (0.12)         (0.07)

  From Net Realized Gains
  on Investment Transactions ..........................            --          (0.61)         (0.48)          (0.27)           --

  In Excess of Net Realized Gains .....................            --            --           (0.01)            --             --
                                                                ------        ------         ------          ------          -----
  Total Distributions .................................          (0.06)        (0.73)         (0.61)          (0.39)         (0.07)
                                                                ------        ------         ------          ------          -----
Net Asset Value, End of Period ........................          $8.24         $6.58          $6.32           $5.46          $4.98
                                                                ======        ======         ======          ======          =====
  Total Return(4) .....................................          26.21%        16.03%         28.06%          18.56%          0.83%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ....................................        1.00%(5)         1.00%          0.97%          1.00%         1.00%(5)

Ratio of Net Investment Income
to Average Net Assets .................................        1.76%(5)         1.86%          2.17%          2.65%         3.37%(5)

Portfolio Turnover Rate ...............................           63%            111%           145%            94%           79%

Average Commission Paid per
Investment Security Traded ............................         $0.0462        $0.0457        $0.0409          --(6)          --(6)

Net Assets, End of Period (in thousands) ..............      $2,374,888     $1,743,582       $881,885      $348,281        $87,798


(1) Six months ended September 30, 1997 (unaudited).

(2) September 1, 1993 (inception) through March 31, 1994.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1996.

See Notes to Financial Statements


  SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       25

                             FINANCIAL HIGHLIGHTS
                                     VALUE

                    For a Share Outstanding Throughout the Periods as Indicated


                                                                     Advisor Class
                                                                1997(1)           1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................  $6.58               $6.71
                                                              -------           ----------
Income From Investment Operations

  Net Investment Income .....................................   0.05                0.05(3)

  Net Realized and Unrealized Gain
   on Investment Transactions ...............................   1.66                0.48
                                                              -------           ----------
  Total From Investment Operations ..........................   1.71                0.53
                                                              -------           ----------
Distributions

  From Net Investment Income ................................  (0.05)              (0.05)

  From Net Realized Gains on Investment Transactions ........   --                 (0.61)
                                                              -------           ----------
  Total Distributions .......................................  (0.05)              (0.66)
                                                              -------           ----------
Net Asset Value, End of Period ..............................  $8.24               $6.58
                                                              =======           ==========
  Total Return(4) ...........................................  26.07%               0.54%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ........... 1.25%(5)            1.25%(5)

Ratio of Net Investment Income to Average Net Assets ........ 1.51%(5)            1.46%(5)

Portfolio Turnover Rate .....................................    63%                111%

Average Commission Paid per Investment Security Traded ...... $0.0462             $0.0457

Net Assets, End of Period (in thousands) .................... $41,378             $29,250

------------

(1)  Six months ended September 30, 1997 (unaudited).

(2)  October 2, 1996 (commencement of sale of Advisor Class) through March 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of dividends and capital gains  distributions,  if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


26      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                     VALUE

                     For a Share Outstanding Throughout the Period as Indicated

                                                                   Institutional
                                                                        Class
                                                                       1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................................   $7.84
                                                                      --------
Income From Investment Operations

 Net Investment Income ..............................................    0.03

 Net Realized and Unrealized Gain on Investment Transactions ........    0.41
                                                                      --------
 Total From Investment Operations ...................................    0.44
                                                                      --------
Distributions

  From Net Investment Income ........................................   (0.04)
                                                                      --------
Net Asset Value, End of Period ......................................   $8.24
                                                                      ========
  Total Return(2) ...................................................    5.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...................  0.80%(3)

Ratio of Net Investment Income to Average Net Assets ................  1.96%(3)

Portfolio Turnover Rate .............................................    63%

Average Commission Paid per Investment Security Traded ..............  $0.0462

Net Assets, End of Period (in thousands) ............................   $690

----------

(1) July 31, 1997 (commencement of sale of Institutional Class) through September 30, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


 SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       27

                             FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                   Investor Class
                                                 1997(1)       1997         1996        1995(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............. $6.31        $6.10        $5.42       $5.00
                                                  -------      --------     ------      -------
Income From Investment Operations

  Net Investment Income .......................... 0.14        0.22(3)      0.20(3)     0.09(3)

  Net Realized and Unrealized Gain
  on Investment Transactions ..................... 1.37         0.75         1.13        0.44
                                                  -------      --------     ------      -------
  Total From Investment Operations ............... 1.51         0.97         1.33        0.53
                                                  -------      --------     ------      -------
Distributions

  From Net Investment Income .....................(0.13)       (0.21)       (0.19)      (0.09)

  From Net Realized
  Gains on Investment Transactions ...............  --         (0.55)       (0.45)      (0.02)

  In Excess of Net Realized Gains ................  --           --         (0.01)        --
                                                  -------      --------     ------      -------
  Total Distributions ............................(0.13)       (0.76)       (0.65)      (0.11)
                                                  -------      --------     ------      -------
Net Asset Value, End of Period ................... $7.69        $6.31        $6.10       $5.42
                                                  =======      ========     ======       ======
  Total Return(4) ................................24.01%       16.23%       25.67%      10.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...........................1.00%(5)       1.00%        0.98%     1.00%(5)

Ratio of Net Investment Income
to Average Net Assets ...........................4.12%(5)       3.46%        3.51%     4.04%(5)

Portfolio Turnover Rate .........................   80%         159%         170%         45%

Average Commission Paid per
Investment Security Traded ...................... $0.0450      $0.0437      $0.0378      --(6)

Net Assets, End of Period (in thousands) ........$279,588     $199,388     $116,692     $52,213

----------

(1)  Six months ended September 30, 1997 (unaudited).

(2)  August 1, 1994 (inception) through March 31, 1995.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended March 31, 1996.

See Notes to Financial Statements


28      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME

              For a Share Outstanding Throughout the Periods Ended as Indicated


                                                                Advisor Class
                                                          1997(1)       1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                       $6.31          $6.57
                                                          -------       -------
Income From Investment Operations

  Net Investment Income(3)                                  0.14           0.02

  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions                    1.37          (0.21)
                                                          -------       -------
  Total From Investment Operations                          1.51          (0.19)
                                                          -------       -------
Distributions

  From Net Investment Income                               (0.12)         (0.07)
                                                          -------       -------
Net Asset Value, End of Period                             $7.70          $6.31
                                                           ======       =======
  Total Return(4)                                          24.05%        (0.19)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.25%(5)      1.25%(5)

Ratio of Net Investment Income to Average Net Assets      3.87%(5)      1.64%(5)

Portfolio Turnover Rate                                     80%          159%

Average Commission Paid per Investment Security Traded    $0.0450       $0.0437

Net Assets, End of Period (in thousands)                    $307          $18

----------
(1)  Six months ended September 30, 1997 (unaudited).

(2)  March 7, 1997  (commencement  of sale of Advisor  Class)  through March 31,
     1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


  SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       29


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

                                       VALUE          EQUITY INCOME

James E. Stowers, Jr.

                      For:          186,393,183         20,793,934

                      Withheld:       3,516,432            416,296

James E. Stowers III

                      For:          186,477,397         20,797,680

                      Withheld:       3,432,218            412,550

Thomas A. Brown

                      For:          186,634,837         20,816,977

                      Withheld:       3,274,778            393,253

Robert W. Doering, M.D.

                      For:          186,414,587         20,796,800

                      Withheld:       3,495,028            413,430

D.D. (Del) Hock

                      For:          186,550,943         20,793,068

                      Withheld:       3,358,672            417,162

Linsley L. Lundgaard

                      For:          186,392,230         20,781,902

                      Withheld:       3,517,385            428,328

Donald H. Pratt

                      For:          186,592,854         20,804,436

                      Withheld:       3,316,761            405,794

Lloyd T. Silver, Jr.

                      For:          186,503,572         20,804,831

                      Withheld:       3,406,043            405,399

M. Jeannine Strandjord

                      For:          186,537,675         20,802,607

                      Withheld:       3,371,940            407,623

PROPOSAL 2:

    To vote on approval of a Management Agreement with American Century Investment Management, Inc.

                       VALUE               EQUITY INCOME
               INVESTOR    ADVISOR       INVESTOR    ADVISOR

For:          180,082,427  4,659,789    20,280,807    33,912

Against:        4,517,544         --       424,977        --

Abstain:        1,960,701         --       186,403        --

Broker
Non-Vote:       3,348,943         --       318,043        --


PROPOSAL 3:

    To vote on the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

                           VALUE     EQUITY INCOME

    For:                184,933,494    20,833,912

    Against:              3,341,839       280,280

    Abstain:              1,634,282        96,038


PROPOSAL 4:

To vote on the adoption of standardized investment limitations.

* Eliminate the fundamental investment limitation concerning diversification of investments.

                          VALUE      EQUITY INCOME

    For:                159,897,184    19,817,213

    Against:             24,171,116       914,979

    Abstain:              2,492,372       159,995

    Broker Non-Vote:      3,348,943       318,043


30      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                           VALUE     EQUITY INCOME

     For:               164,413,655   19,806,997

     Against:            19,445,126      924,984

     Abstain:             2,701,891      160,206

     Broker Non-Vote:     3,348,943      318,043


* Amend the fundamental investment limitation concerning borrowing.

                           VALUE     EQUITY INCOME

     For:               158,692,025   19,705,368

     Against:            25,117,939    1,019,555

     Abstain:             2,750,708      167,264

     Broker Non-Vote:     3,348,943      318,043


* Amend the fundamental investment limitation concerning lending.

                          VALUE      EQUITY INCOME

     For:               158,939,585   19,670,629

     Against:            24,863,888    1,033,629

     Abstain:             2,757,199      187,929

     Broker Non-Vote:     3,348,943      318,043


*Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                           VALUE     EQUITY INCOME

     For:               159,334,234   19,784,801

     Against:            24,531,883      955,013

     Abstain:             2,694,555      152,373

     Broker Non-Vote:     3,348,943      318,043


* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

                           VALUE     EQUITY INCOME

     For:               163,815,833   19,765,698

     Against:            20,037,930      944,003

     Abstain:             2,706,909      182,486

     Broker Non-Vote:     3,348,943      318,043


* Eliminate the fundamental limitation concerning investment in other investment companies.

                           VALUE      EQUITY INCOME

     For:               164,469,813   19,807,788

     Against:            19,461,256      914,834

     Abstain:             2,629,603      169,565

     Broker Non-Vote:     3,348,943      318,043


* Amend the fundamental investment limitation concerning investments in real estate.

                           VALUE     EQUITY INCOME

     For:               164,798,100   19,837,776

     Against:            19,131,408      886,225

     Abstain:             2,631,164      168,186

     Broker Non-Vote:     3,348,943      318,043


* Amend the fundamental investment limitation concerning underwriting.

                           VALUE      EQUITY INCOME

     For:               164,522,452   19,781,018

     Against:            19,245,396      926,846

     Abstain:             2,792,824      184,323

     Broker Non-Vote:     3,348,943      318,043


SEMIANNUAL REPORT                              PROXY VOTING RESULTS       31


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning commodities.

                           VALUE      EQUITY INCOME

     For:               163,444,414   19,684,053

     Against:            20,323,495      996,256

     Abstain:             2,792,763      211,878

     Broker Non-Vote:     3,348,943      318,043


* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

                           VALUE      EQUITY INCOME

     For:               164,373,725   19,777,727

     Against:            19,534,506      918,073

     Abstain:             2,652,441      196,387

     Broker Non-Vote:     3,348,943      318,043


* Eliminate the fundamental limitation concerning short sales.

                           VALUE     EQUITY INCOME

     For:               163,845,010   19,729,915

     Against:            20,067,923      935,518

     Abstain:             2,647,739      226,754

     Broker Non-Vote:     3,348,943      318,043


* Eliminate the fundamental investment limitation concerning margin purchases of securities.

                           VALUE     EQUITY INCOME

     For:               163,715,974   19,687,499

     Against:            20,149,656      999,468

     Abstain:             2,695,042      205,220

     Broker Non-Vote:     3,348,943      318,043


 32    PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION

SHARE CLASSES

    Until September 3, 1996, the Value and Equity Income funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

    Now more share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for the Value and Equity Income funds. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

    The original class of Value and Equity Income shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996 have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of funds shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

    There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

    The Institutional Class had not commenced as of September 30, 1997 for Equity Income.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


SEMIANNUAL REPORT        SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION       33


                                     NOTES


 34            NOTES


                                     NOTES


                                                                  NOTES       35


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The American Century Group offers eight equity funds, including Value and Equity Income. These two funds are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Once the management team understands why the stock's price is depressed and the team believes the undervaluation is temporary, the stock may be purchased and held until it appreciates to fair value, when it is sold. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In both funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

    AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

    AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. To help increase the fund's yield and help reduce the impact of stock market value changes, the team maintains a relatively large percentage of assets in convertible securities. These are income-paying issues that may, at some later date, be converted into equity securities at favorable prices. The prices of convertibles usually do not fluctuate as much as those of common stocks, and they generally pay higher interest and dividends than common stocks. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and in general share other characteristics associated with value-style stocks.

    The LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper Analytical Services, Inc., is an independent mutual fund ranking service.

INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
    Portfolio Managers                                  Phil Davidson
                                                        Peter Zuger
--------------------------------------------------------------------------------


36      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 25-29.


PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* AVERAGE DIVIDEND YIELD OF HOLDINGS-- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, computer hardware and computer software companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


STATISTICAL TERMINOLOGY

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

SEMIANNUAL REPORT                                          GLOSSARY       37


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9711           [recycled logo]
SH-BKT-9917       Recycled